                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 23, 2007
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                              --------------------

                                BNS HOLDING, INC.
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               (Exact name of registrant as specified in charter)

         Delaware                      1-5881                   20-1953457
         --------                      ------                   ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

            61 East Main Street, Suite B, Los Gatos, California 95031
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (401) 848-6300
                                                           --------------

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        (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On August  15,  2007,  BNS  Holding,  Inc.  (the  "Company")  changed  its principal  place of  business  to 61 East  Main  Street,  Suite  B,  Los  Gatos,
California 95031.

      On August 23, 2007,  the Company filed a Form 15 with the  Securities  and
Exchange Commission  deregistering its shares of Class A Common Stock, $0.01 par value per share (the "Common  Stock"),  and Preferred  Stock Purchase Rights and
suspending its reporting  obligations under the Securities Exchange Act of 1934, as  amended  (the  "1934  Act").  As of the date of filing  of the Form 15,  the
Company had less than 300 holders of record of shares of it capital stock,  as a result of a 1-for-200  reverse stock split  effectuated by the Company on August
13,  2007  immediately   followed  by  a  200-for-1  forward  stock  split  (the
"Reverse/Forward  Stock Split"),  enabling the Company to voluntarily deregister all of the Company's capital stock registered  pursuant to Sections 12 and 15 of the 1934 Act. The  deregistration  of the shares of Common  Stock and  Preferred
Stock  Purchase  Rights with the  Securities  and  Exchange  Commission  and the
Reverse/Forward  Stock Split were  authorized  by the Board of  Directors of the
Company on July 20, 2007.

      On August 23, 2007,  the Company  issued a press  release  announcing  the deregistration and the reasons for taking such action.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits

      99.1   Press release announcing deregistration, dated August 23, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BNS HOLDING INC.
                                    ----------------
                                      (Registrant)

Date: August 27, 2007
                                    By: /s/ Kenneth Kermes
                                        ----------------------------------------
                                     Name: Kenneth Kermes
                                     Title: President and Chief Executive Officer